Exhibit-31.2 - Certification per Sarbanes-Oxley Act (Section 906)

                             APD ANTIQUITIES, INC.

                           SECTION 906 CERTIFICATIONS


The undersigned, Cindy Swank, President and Director, of APD Antiquities, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the year ended
December 31, 2006 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

(2) the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

Dated:  April 12, 2007

                                       /s/ Cindy Swank
                                           ---------------------------
                                           Cindy Swank
                                           Chief Executive Officer
                                          (Principal Financial Officer)